Exhibit 99.1
Upland Software Acquires Panviva and Raises Guidance

June 24, 2021 8:01 AM Eastern Standard Time
AUSTIN, Texas--(BUSINESS WIRE)-- Upland Software, Inc. (Nasdaq: UPLD) announced that it has acquired Panviva Pty Ltd, a cloud-based enterprise knowledge management solution. With the addition of Panviva, Upland has expanded its presence within the knowledge management market, giving customers a new way to drive contact center productivity in regulated industries, such as utilities, healthcare, and financial services.

“At Upland, we recognize that there is no such thing as a ‘one size fits all’ approach to knowledge management as every organization is trying to tackle their own unique set of challenges and requirements,” said Jack McDonald, chairman and CEO of Upland. “There is robust growth in this market and Panviva is a strong strategic fit with Upland’s existing product library, enabling us to offer our customers knowledge-guided solutions that address their specific needs.”

Panviva provides businesses the ability to orchestrate knowledge into a single source of truth and to audit what is consumed and where. This is becoming increasingly important as additional global regulations are imposed in the service industry space per Gartner’s 2020 Market Guide for Digital Customer Service and Support Technologies.

With Panviva, businesses can quickly deliver key tasks and information required by any role and provide workflow-based guidance that can reduce onboarding time and reduce error rates in key processes.

“We founded Panviva with a mission to unlock productivity and improve compliance for our customers through knowledge-guided solutions they actually need,” said Ted Gannan, CEO of Panviva. “As we join the Upland product library, our mission will be amplified through their multi-solution knowledge management vision, driving quick time to value and meeting the customer where they are today, to help them get to where they need to be tomorrow.”

Research and Market predicts the global knowledge management industry will grow at a CAGR of 16.8% through 2027.

The purchase price paid for Panviva was $19.8 million in cash at closing (net of cash acquired), paid out of cash on hand, and a $3.5 million cash holdback payable in twelve months (subject to indemnification claims). Upland expects the acquisition to generate annual revenue of approximately $7.5 million, all of which is recurring, and will be subject to reductions for deferred revenue discount as a result of GAAP purchase accounting, estimated at $2.0 million for the remainder of 2021. The price paid for the acquisition is within Upland’s target range of 5-8x pro forma Adjusted EBITDA and it is expected that Panviva will generate at least $3.4 million in Adjusted EBITDA annually once fully integrated.

Exhibit 99.1
Business Outlook
Upland today also announced that it has raised its full year 2021 guidance to reflect the Panviva acquisition, raising revenue, recurring revenue, and Adjusted EBITDA guidance ranges. The increase in 2021 revenue guidance below is net of a reduction for a deferred revenue discount as a result of GAAP purchase accounting, and all guidance adjustments are prorated for an effective closing date of June 23, 2021.

For the full year ending December 31, 2021, Upland expects reported total revenue to be between $300.8 and $312.8 million, including subscription and support revenue between $287.1 and $297.1 million, for growth in recurring revenue of 5% at the mid-point over the year ended December 31, 2020. Full year 2021 Adjusted EBITDA is expected to be between $94.8 and $100.8 million, for an Adjusted EBITDA margin of 32% at the mid-point, representing reduction of 2% at the mid-point over the year ended December 31, 2020, reflecting our incremental investment in our go-to-market activities.

For the quarter ending June 30, 2021, guidance remains unchanged given the acquisition closing at the end of the quarter.

About Upland
Upland helps global businesses accelerate digital transformation with a powerful cloud software library that provides choice, flexibility, and value. Our growing library of products delivers the "last mile" plug-in processes, reporting, and job specific workflows that major cloud platforms and homegrown systems don’t provide. We focus on specific business challenges and support every corner of the organization, operating at scale and delivering quick time to value for our 1,700+ enterprise customers. To learn more, visit www.uplandsoftware.com

About Panviva

Panviva is a knowledge-management (KM) delivery platform providing on-demand, real-time answers for employees and customers. Panviva organizes and manages content such as policies, procedures, technical documentation, and FAQs into simple contextual nuggets of information that consumers (employees or customers) can easily understand, and customer service reps can easily explain. Panviva’s single source of truth supports businesses to curate specific information for any digital channel or audience ensuring compliant and consistent information for everyone, anywhere, every time.

Notes & Forward-looking Statements
Annualized revenues exclude the impact of deferred revenue discount associated with GAAP purchase accounting. This release contains forward-looking statements, which are subject to substantial risks, uncertainties and assumptions. Accordingly, you should not place undue reliance on these forward-looking statements. Forward-looking statements include any statement that does not directly relate to any historical or current fact and often include words such as “target,” “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “seek,” “will,” “may” or similar expressions. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including: our financial performance

Exhibit 99.1
and our ability to achieve, sustain or increase profitability or predict financial results; our ability to attract and retain customers; our ability to deliver high-quality customer service; lack of demand growth for enterprise work management applications; our ability to effectively manage our growth; our ability to consummate and integrate acquisitions and mergers; our ability to maintain our senior management and key personnel; our ability to maintain and expand our direct sales organization; the performance of our resellers; our ability to adapt to changing market conditions and competition; our ability to successfully enter new markets and manage our international expansion; fluctuations in currency exchange rates; the operation and reliability of our third-party data centers and other service providers; and factors that could affect our business and financial results identified in Upland’s filings with the Securities and Exchange Commission (the “SEC”), including Upland’s most recent annual report on Form 10-K filed with the SEC. Additional information will also be set forth in Upland’s future quarterly reports on Forms 10-Q, annual reports on Form 10-K, and other filings that Upland makes with the SEC. The forward-looking statements herein represent Upland’s views as of the date of this press release and these views could change. However, while Upland may elect to update these forward-looking statements at some point in the future, Upland specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the views of Upland as of any date subsequent to the date of this press release.
Non-GAAP Financial Measures
To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use non-GAAP financial measures including Adjusted EBITDA.
We use non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. Our management believes that non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain expenses and expenditures that may not be indicative of our recurring core business operating results, such as our revenues excluding the impact for foreign currency fluctuations or our operating performance excluding not only non-cash charges, but also discrete cash charges that are infrequent in nature. We believe that both management and investors benefit from referring to non-GAAP financial measures in assessing our performance and when planning, forecasting, and analyzing future periods. Non-GAAP financial measures also facilitate management’s internal comparisons to our historical performance and liquidity as well as comparisons to our competitors’ operating results. We believe non-GAAP financial measures are useful to investors both because they allow for greater transparency with respect to key metrics used by management in its financial and operational decision-making, and they are used by our institutional investors and the analyst community to help them analyze the health of our business.
Upland defines Adjusted EBITDA as net income (loss), calculated in accordance with GAAP, plus net income (loss) from discontinued operations, depreciation and amortization expense, interest expense, net, other expense (income), net, provision for income taxes, stock-based compensation expense, acquisition-related expenses, non-recurring litigation costs, and purchase accounting adjustments for deferred revenue.

Exhibit 99.1
For a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures, please see Upland’s earnings press releases filed on Forms 8-K with the SEC and on the Investor Relations section of Upland’s website at investor.uplandsoftware.com. We are unable to reconcile any forward-looking non-GAAP financial measures to their directly comparable GAAP financial measures because the information which is needed to complete a reconciliation is unavailable at this time without unreasonable effort.
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Media Contact:

Kendell Kelton
678.575.7428
kkelton@uplandsoftware.com